Exhibit 4.2

SECOND SUPPLEMENTAL INDENTURE

This Second Supplemental Indenture, dated as of October 22, 2018 (this “Second Supplemental Indenture”), is entered into by and between Conagra Brands, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, pursuant to the Indenture, dated as of October 12, 2017, by and between the Company and the Trustee (the “Base Indenture”), the Company may from time to time issue and sell notes or other debt instruments in one or more Series;

WHEREAS, Section 2.01, Section 2.02 and Section 9.01(f) of the Base Indenture provide that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Base Indenture, without the consent of any Holders, to, among other things, establish the form or terms of notes or other debt instruments of any Series as permitted by the Base Indenture;

WHEREAS, the Company desires to establish:

(i)	a Series of Notes entitled “Floating Rate Notes due 2020,” limited initially to $525,000,000 in aggregate principal amount (the “2020 Floating Rate Notes”);

(ii)	a Series of Notes entitled “3.800% Senior Notes due 2021,” limited initially to $1,200,000,000 in aggregate principal amount (the “2021 Notes”);

(iii)	a Series of Notes entitled “4.300% Senior Notes due 2024,” limited initially to $1,000,000,000 in aggregate principal amount (the “2024 Notes”);

(iv)	a Series of Notes entitled “4.600% Senior Notes due 2025,” limited initially to $1,000,000,000 in aggregate principal amount (the “2025 Notes”);

(v)	a Series of Notes entitled “4.850% Senior Notes due 2028,” limited initially to $1,300,000,000 in aggregate principal amount (the “2028 Notes”);

(vi)	a Series of Notes entitled “5.300% Senior Notes due 2038,” limited initially to $1,000,000,000 in aggregate principal amount (the “2038 Notes”); and

(vii)

a Series of Notes entitled “5.400% Senior Notes due 2048,” limited initially to $1,000,000,000 in aggregate principal amount (the “2048 Notes,” and, together with the 2021 Notes, the 2024 Notes, the 2025 Notes, the 2028 Notes and the 2038 Notes, the “Fixed Rate Notes”),

and to provide the terms and conditions upon which the 2020 Floating Rate Notes and the Fixed Rate Notes (collectively, the “Notes”) are to be authenticated, issued and delivered;

WHEREAS, the Notes constitute separate Series of Notes to be issued under the Base Indenture, as supplemented by this Second Supplemental Indenture (as so supplemented and as may be further supplemented or amended with respect to the Notes, the “Indenture”), and are subject to the terms contained therein and herein; and

WHEREAS, all acts and things necessary to make the Notes, when executed by an Officer of the Company and authenticated and delivered by or on behalf of the Trustee as provided in the Indenture, the valid, binding and legal obligations of the Company, and to make this Second Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed, and the execution of the Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes are authenticated, issued and delivered, and in consideration of the foregoing premises and the purchase of such Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree, for the benefit of each other and for the equal and ratable benefit of the Holders from time to time of the Notes, as follows:

Section 1.    Definitions. Capitalized terms used in this Second Supplemental Indenture and not defined herein shall have the respective meanings given to such terms in the Indenture.

“Adjustments” has the meaning set forth in in the definition of LIBOR.

“Alternative Rate” has the meaning set forth in the definition of LIBOR.

“Attributable Debt” means, as of any particular time, the present value, discounted at the Composite Rate, of the obligation of a lessee for rental payment during the remaining term of any lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following: (a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries; (b) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the Company’s then outstanding Voting Stock or other Voting Stock into which its Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (c) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or (d) the adoption of a plan relating to the Company’s liquidation or dissolution; provided, however, that a transaction shall not be considered to be a Change of Control if (i) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company and (ii)(A) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event; provided, however, that no Change of Control Triggering Event shall be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the applicable Series of Notes being redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Composite Rate” means, at any time, the rate of interest, per annum, compounded semiannually, equal to the sum of the rates of interest borne by the Notes of each Series (as specified on the face of the Notes of each Series, provided, that, in the case of the Notes with variable rates of interest, the interest rate to be used in calculating the Composite Rate shall be the interest rate applicable to such Notes at the beginning of the year in which the Composite Rate is being determined) multiplied, in the case of each Series of Notes, by the percentage of the aggregate principal amount of the Notes of all Series outstanding represented by the outstanding Notes of such Series.

“Consolidated Net Tangible Assets” means the Net Tangible Assets of the Company and its Consolidated Subsidiaries consolidated in accordance with generally accepted accounting principles and as provided in the definition of Net Tangible Assets. In determining Consolidated Net Tangible Assets, minority interests in unconsolidated subsidiaries shall be included.

“Consolidated Subsidiary” and “Consolidated Subsidiaries” means Subsidiaries the accounts of which are consolidated with those of the Company in the preparation, in accordance with generally accepted accounting principles, of its consolidated financial statements.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who: (a) was a member of such Board of Directors on the first date that any of the Notes were issued; or (b) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings, Inc. and its successors.

“Funded Indebtedness” means, as used in reference to any corporation, all Indebtedness of such corporation which would, in accordance with generally accepted accounting principles, be classified as funded debt, but in any event including all Indebtedness, whether secured or unsecured, of such corporation having a final maturity (or renewable or extendable at the option of such corporation for a period ending) more than one year after the date as of which Funded Indebtedness is to be determined.

“Indebtedness” means any and all obligations of a corporation for money borrowed which in accordance with generally accepted accounting principles would be reflected on the balance sheet of such corporation as a liability on the date as of which Indebtedness is to be determined. For the purpose of computing the amount of any Funded Indebtedness or other Indebtedness of any corporation, there shall be excluded all Indebtedness of such corporation for the payment or redemption or satisfaction of which money or securities (or evidences of such Indebtedness, if permitted under the terms of the instrument creating such Indebtedness) in the necessary amount shall have been deposited in trust with the proper depositary, whether upon or prior to the maturity or the date fixed for redemption of such Indebtedness; and, in any instance where Indebtedness is so excluded, for the purpose of computing the assets of such corporation there shall be excluded the money, securities or evidences of Indebtedness deposited by such corporation in trust for the purpose of paying or satisfying such Indebtedness.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s), a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) and a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch).

“LIBOR” will be determined by the calculation agent in accordance with the following provisions:

(1)    With respect to any interest determination date, LIBOR will be the rate for deposits in Dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Screen LIBOR01 Page, or, if on such interest determination date, the three-month LIBOR does not appear or is not available on Reuters Screen LIBOR01 Page, such other service as may be nominated by the ICE Benchmark Administration Limited for the purpose of displaying London interbank offered rates for Dollar deposits of major banks, as of 11:00 a.m., London time, on that interest determination date. If no rate appears, then LIBOR, in respect of that interest determination date, will be determined in accordance with the provisions described in clause (2) below.

(2)    With respect to an interest determination date on which no rate appears on either of the pages specified in clause (1) above, the Company will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company (with appropriate contact information provided to the calculation agent), to provide the calculation agent with its offered quotation for deposits in Dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount that is representative for a single transaction in Dollars in that market at that time. If at least two quotations are provided to the calculation agent, then LIBOR on that interest determination date will be the arithmetic mean of those quotations. If fewer than two quotations are provided to the calculation agent, then LIBOR on the interest determination date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the interest determination date by three major banks in the City of New York selected by the Company for loans in Dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in Dollars in that market at that time; provided, however, that if the banks selected by the Company are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding interest reset date or if there is no immediately preceding interest reset date, LIBOR will be the same as the rate determined for the initial interest period.

(3)    Notwithstanding clause (2) above, if the Company or the calculation agent determines that LIBOR has been permanently discontinued, the calculation agent will use, in consultation with the Company, as a substitute for LIBOR and for each future interest determination date, a reasonably comparable successor or alternative interbank reference rate for deposits in Dollars (having a three-month maturity and in a principal amount that is representative for a single transaction in Dollars) that is, at such time, consistent with accepted market practice for floating rate notes reasonably similar to the 2020 Floating Rate Notes, which may include a reasonably comparable alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) (the “Alternative Rate”). As part of such substitution, the calculation agent will, in consultation with the Company, make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the Business Day convention, interest determination dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the 2020 Floating Rate Notes. If the calculation agent determines, following consultation with the Company, that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage, or what Adjustments are appropriate (including without limitation the spread), (i) the Trustee shall have the right to resign as calculation agent in respect of the 2020 Floating Rate Notes, as provided in the applicable calculation agent agreement between the Company and the Trustee, and (ii) the Company will appoint, in the Company’s sole discretion, a new calculation agent to replace the Trustee, solely in its role as calculation agent with respect to the 2020 Floating Rate Notes to determine the Alternative Rate and any Adjustments thereon in consultation with the Company in accordance with the provisions of this clause (3). The determinations of such successor calculation agent shall be binding on the Company, the Trustee and the Holders of the 2020 Floating Rate Notes. Until such time as an Alternative Rate or the Adjustments have been determined in accordance with this clause (3), LIBOR will be equal to such rate on the interest determination date when LIBOR was last available on the Reuters Screen LIBOR01 Page, as determined by the calculation agent.

“Lien” means any mortgage, pledge, security interest or other lien or encumbrance.

“London Banking Day” means any day in which dealings in Dollars are transacted or, with respect to any future date, are expected to be transacted in the London inter-bank market.

“Merger” means the merger with Pinnacle Foods Inc., a Delaware corporation, whereby a wholly-owned Subsidiary of the Company will merge with and into Pinnacle Foods Inc., with Pinnacle Foods Inc. surviving as the Company’s wholly-owned Subsidiary.

“Merger Agreement” means the Agreement and Plan of Merger, dated June 26, 2018, by and among the Company, Pinnacle Foods Inc. and a wholly-owned subsidiary of the Company.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Net Tangible Assets” means, as used in reference to the assets of any corporation, the total amount of assets of such corporation, both real and personal (exclusive of licenses, patents, patent applications, copyrights, trademarks, trade names, good will, experimental or organizational expense and other like intangibles, treasury stock and unamortized discount and expense) less the sum of:

(1)    all reserves for depletion, depreciation, obsolescence and/or amortization of its properties (other than those excluded as hereinabove provided) as shown by the books of such corporation (other than general contingency reserves, reserves representing mere appropriations of surplus and reserves to the extent related to intangible assets which have been excluded in calculating Net Tangible Assets as above provided), and

(2)    all Indebtedness and other current liabilities of such corporation other than (a) Funded Indebtedness, (b) deferred income taxes, (c) reserves which have been deducted pursuant to the preceding clause (1), (d) general contingency reserves and reserves representing mere appropriations of surplus and (e) liabilities to the extent related to intangible assets which have been excluded in calculating Net Tangible Assets as above provided.

The definition of Net Tangible Assets excludes licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, experimental or organizational expense and other like intangibles, treasury stock and unamortized discount and expense.

“Primary Treasury Dealer” means a primary United States Government securities dealer in the City of New York.

“Principal Property” means, as of any date, any building, structure or other facility together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing, processing or production, in each case located in the United States, and owned or leased or to be owned or leased by the Company or any Consolidated Subsidiary, in each case the net book value of which as of such date exceeds two percent (2%) of Consolidated Net Tangible Assets, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company, other than any such land, building, structure or other facility or portion thereof which, in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Consolidated Subsidiaries, considered as one enterprise.

“Rating Agencies” means: (a) each of Moody’s, S&P and Fitch; and (b) if any of Moody’s, S&P or Fitch ceases to rate the applicable Series of Notes or fails to make a rating of such Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) under the Exchange Act that is selected by the Company (as certified by a Board Resolution) as a replacement agency for Moody’s, S&P or Fitch, or each of them, as the case may be.

“Rating Event” means, with respect to any Series of Notes, (a) the rating of such Notes is lowered by any two of the three Rating Agencies on any day during the period (the “Trigger Period”) commencing on the earlier of (i) the occurrence of a Change of Control and (ii) the first public notice of the Company’s intention to effect a Change of Control, and ending sixty (60) days following consummation of such Change of Control (which period shall be extended so long as the rating of such Series of Notes is under publicly announced consideration for possible downgrade by any two of the three Rating Agencies), and (b) such Notes are rated below Investment Grade by each of the Rating Agencies on any day during the Trigger Period; provided that a Rating Event shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Mizuho Securities USA LLC and their respective successors and at least two other Primary Treasury Dealers selected by the Company; provided, however, that if any of the Reference Treasury Dealers shall cease to be a Primary Treasury Dealer, the Company shall substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York time, on the third Business Day preceding such redemption date.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for Dollar deposits of major banks).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Sale and Lease-Back Transaction” has the meaning set forth in Section 12.

“Special Mandatory Redemption Date” has the meaning set forth in Section 9.

“Special Mandatory Redemption Event” has the meaning set forth in Section 9.

“Special Mandatory Redemption Notes” means the 2020 Floating Rate Notes, the 2021 Notes, the 2024 Notes, the 2025 Notes, the 2028 Notes and the 2038 Notes.

“Special Mandatory Redemption Notice Date” has the meaning set forth in Section 9.

“Special Mandatory Redemption Price” has the meaning set forth in Section 9.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated on the third Business Day preceding the redemption date, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the related Comparable Treasury Price for such redemption date.

“Trigger Period” has the meaning set forth in the definition of Rating Event.

“Voting Stock” means, with respect to any specified Person as of any date, the Capital Stock of such Person that is at the time entitled to vote generally in the election of the Board of Directors of such Person.

Section 2.    Creation and Authorization of the Series of 2020 Floating Rate Notes.

(a)    There is hereby created and authorized a Series of Notes to be issued under the Indenture designated as the “Floating Rate Notes due 2020.”

(b)    The 2020 Floating Rate Notes shall be the Company’s senior unsecured obligations and will rank equally with all the Company’s other senior unsecured obligations from time to time outstanding.

(c)    The 2020 Floating Rate Notes shall be substantially in the form attached hereto as Exhibit A, the terms and provisions of which shall constitute a part of, and are hereby expressly incorporated in, the Indenture.

(d)    The 2020 Floating Rate Notes are to be issued initially in an aggregate principal amount of $525,000,000; provided, however, that the aggregate principal amount of the 2020 Floating Rate Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2020 Floating Rate Notes.

(e)    The initial offering price to the public of the 2020 Floating Rate Notes shall be 100.000% of the principal amount of the 2020 Floating Rate Notes.

(f)    The 2020 Floating Rate Notes will mature on October 22, 2020, subject to the provisions of the Indenture relating to acceleration.

(g)    The interest rate for the 2020 Floating Rate Notes for a particular interest period will be a per annum rate equal to the three-month LIBOR as determined on the applicable interest determination date by the calculation agent appointed by the Company, which initially will be the Trustee, plus 0.750%. The interest rate on the 2020 Floating Rate Notes will be reset on the first day of each interest period other than the initial interest period, each such date an “interest reset date.” An interest period is the period commencing on an interest payment date (or, in the case of the initial interest period, commencing on the date that the 2020 Floating Rate Notes are issued) and ending on the day immediately preceding the next interest payment date or the maturity date, as the case may be. The interest determination date for an interest period will be the second London Banking Day preceding the first day of such interest period.

(h)    The interest rate on the 2020 Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application. Additionally, the interest rate on the 2020 Floating Rate Notes will in no event be lower than zero.

(i)    The calculation agent will, upon the request of any Holder of the 2020 Floating Rate Notes, provide the interest rate then in effect with respect to the 2020 Floating Rate Notes. All calculations made by the calculation agent in the absence of manifest error will be conclusive for all purposes and binding on the Company and the Holders of the 2020 Floating Rate Notes.

(j)    The initial interest period will be October 22, 2018 through, but not including, January 22, 2019. The initial interest determination date for the initial interest period will be October 18, 2018.

(k)    Interest on the 2020 Floating Rate Notes will be payable quarterly on January 22, April 22, July 22 and October 22, beginning on January 22, 2019, to the Persons in whose names the 2020 Floating Rate Notes are registered at the close of business on each January 7, April 7, July 7 and October 7 preceding the applicable interest payment date, whether or not a Business Day.

(l)    The amount of interest payable on the 2020 Floating Rate Notes will be computed on the basis of the actual number of days in each quarterly interest period and a 360-day year. In the event that any day (other than the maturity date) on which interest is payable on the 2020 Floating Rate Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day and interest will accrue to, but not including, the date interest is paid; provided that if such next succeeding Business Day does not occur in the calendar month of the relevant interest payment date, payment will be made on the Business Day immediately preceding the interest payment date.

(m)    All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all Dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

(n)    Principal and interest on the 2020 Floating Rate Notes are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in the Global Notes.

(o)    The Company will be required to offer to purchase all of the 2020 Floating Rate Notes upon the occurrence of a Change of Control Triggering Event pursuant to the terms set forth in Section 10.

(p)    On or after October 22, 2019, the Company will have the right to redeem the 2020 Floating Rate Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2020 Floating Rate Notes to be redeemed plus accrued interest on the 2020 Floating Rate Notes to be redeemed to, but not including, the date of redemption. Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of 2020 Floating Rate Notes to be redeemed.

(q)    The 2020 Floating Rate Notes will not be subject to, nor have the benefit of, any sinking fund.

(r)    The 2020 Floating Rate Notes will not be exchangeable for or convertible into common shares of the Company or any other security.

(s)    The 2020 Floating Rate Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(t)    The 2020 Floating Rate Notes are to be issued in fully registered form and shall be issued initially as Global Notes. Beneficial owners of interests in the 2020 Floating Rate Notes may exchange such interests in accordance with the Indenture and the terms of the 2020 Floating Rate Notes.

(u)    The “Depositary” with respect to the 2020 Floating Rate Notes will initially be The Depository Trust Company.

(v)    The Trustee, initial Paying Agent and Registrar for the 2020 Floating Rate Notes will be Wells Fargo Bank, National Association, and the initial place of payment will be the office or agency of the Trustee located at MAC N9300-070, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415, Attn: Corporate Trust Operations.

(w)    Article 8 of the Base Indenture shall be applicable to the 2020 Floating Rate Notes. The covenants described in Sections 10, 11, 12 and 13 of this Second Supplemental Indenture shall be subject to the covenant defeasance option set forth in Section 8.03 of the Base Indenture.

(x)    Except as otherwise set forth herein and in the 2020 Floating Rate Notes, the terms of the 2020 Floating Rate Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the TIA.

Section 3.    Creation and Authorization of the Series of 2021 Notes.

(a)    There is hereby created and authorized a Series of Notes to be issued under the Indenture designated as the “3.800% Senior Notes due 2021.”

(b)    The 2021 Notes shall be the Company’s senior unsecured obligations and will rank equally with all the Company’s other senior unsecured obligations from time to time outstanding.

(c)    The 2021 Notes shall be substantially in the form attached hereto as Exhibit B, the terms and provisions of which shall constitute a part of, and are hereby expressly incorporated in, the Indenture.

(d)    The 2021 Notes are to be issued initially in an aggregate principal amount of $1,200,000,000; provided, however, that the aggregate principal amount of the 2021 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2021 Notes.

(e)    The initial offering price to the public of the 2021 Notes shall be 99.885% of the principal amount of the 2021 Notes.

(f)    The 2021 Notes will mature on October 22, 2021, subject to the provisions of the Indenture relating to acceleration.

(g)    The 2021 Notes will bear interest from October 22, 2018, or from the most recent interest payment date to which interest has been paid or duly provided for, at a rate of 3.800% per annum, payable semi-annually on April 22 and October 22 of each year, beginning on April 22, 2019, to the Persons in whose names the 2021 Notes are registered at the close of business on the preceding April 7 or October 7 as the case may be (whether or not a Business Day).

(h)    The amount of interest payable on the 2021 Notes will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any day on which interest is payable on the 2021 Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

(i)    Principal and interest on the 2021 Notes are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in the Global Notes.

(j)    The Company will be required to offer to purchase all of the 2021 Notes upon the occurrence of a Change of Control Triggering Event pursuant to the terms set forth in Section 10.

(k)    The Company will have the right to redeem the 2021 Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2021 Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the 2021 Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.150% plus accrued interest on the 2021 Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

(l)    Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of 2021 Notes to be redeemed.

(m)    The 2021 Notes will not be subject to, nor have the benefit of, any sinking fund.

(n)    The 2021 Notes will not be exchangeable for or convertible into common shares of the Company or any other security.

(o)    The 2021 Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(p)    The 2021 Notes are to be issued in fully registered form and shall be issued initially as Global Notes. Beneficial owners of interests in the 2021 Notes may exchange such interests in accordance with the Indenture and the terms of the 2021 Notes.

(q)    The “Depositary” with respect to the 2021 Notes will initially be The Depository Trust Company.

(r)    The Trustee, initial Paying Agent and Registrar for the 2021 Notes will be Wells Fargo Bank, National Association, and the initial place of payment will be the office or agency of the Trustee located at MAC N9300-070, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415, Attn: Corporate Trust Operations.

(s)    Article 8 of the Base Indenture shall be applicable to the 2021 Notes. The covenants described in Sections 10, 11, 12 and 13 of this Second Supplemental Indenture shall be subject to the covenant defeasance option set forth in Section 8.03 of the Base Indenture.

(t)    Except as otherwise set forth herein and in the 2021 Notes, the terms of the 2021 Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the TIA.

Section 4.    Creation and Authorization of the Series of 2024 Notes.

(a)    There is hereby created and authorized a Series of Notes to be issued under the Indenture designated as the “4.300% Senior Notes due 2024.”

(b)    The 2024 Notes shall be the Company’s senior unsecured obligations and will rank equally with all the Company’s other senior unsecured obligations from time to time outstanding.

(c)    The 2024 Notes shall be substantially in the form attached hereto as Exhibit C, the terms and provisions of which shall constitute a part of, and are hereby expressly incorporated in, the Indenture.

(d)    The 2024 Notes are to be issued initially in an aggregate principal amount of $1,000,000,000; provided, however, that the aggregate principal amount of the 2024 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2024 Notes.

(e)    The initial offering price to the public of the 2024 Notes shall be 99.950% of the principal amount of the 2024 Notes.

(f)    The 2024 Notes will mature on May 1, 2024, subject to the provisions of the Indenture relating to acceleration.

(g)    The 2024 Notes will bear interest from October 22, 2018, or from the most recent interest payment date to which interest has been paid or duly provided for, at a rate of 4.300% per annum, payable semi-annually on May 1 and November 1 of each year, beginning on May 1, 2019, to the Persons in whose names the 2024 Notes are registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day).

(h)    The amount of interest payable on the 2024 Notes will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any day on which interest is payable on the 2024 Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

(i)    Principal and interest on the 2024 Notes are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in the Global Notes.

(j)    The Company will be required to offer to purchase all of the 2024 Notes upon the occurrence of a Change of Control Triggering Event pursuant to the terms set forth in Section 10.

(k)    Prior to April 1, 2024, the Company will have the right to redeem the 2024 Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2024 Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the 2024 Notes to be redeemed that would be due if the 2024 Notes matured on April 1, 2024 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.200% plus accrued interest on the 2024 Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

(l)    On or after April 1, 2024, the Company will have the right to redeem the 2024 Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2024 Notes to be redeemed plus accrued interest on the 2024 Notes to be redeemed to, but not including, the date of redemption.

(m)    Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of 2024 Notes to be redeemed.

(n)    The 2024 Notes will not be subject to, nor have the benefit of, any sinking fund.

(o)    The 2024 Notes will not be exchangeable for or convertible into common shares of the Company or any other security.

(p)    The 2024 Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(q)    The 2024 Notes are to be issued in fully registered form and shall be issued initially as Global Notes. Beneficial owners of interests in the 2024 Notes may exchange such interests in accordance with the Indenture and the terms of the 2024 Notes.

(r)    The “Depositary” with respect to the 2024 Notes will initially be The Depository Trust Company.

(s)    The Trustee, initial Paying Agent and Registrar for the 2024 Notes will be Wells Fargo Bank, National Association, and the initial place of payment will be the office or agency of the Trustee located at MAC N9300-070, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415, Attn: Corporate Trust Operations.

(t)    Article 8 of the Base Indenture shall be applicable to the 2024 Notes. The covenants described in Sections 10, 11, 12 and 13 of this Second Supplemental Indenture shall be subject to the covenant defeasance option set forth in Section 8.03 of the Base Indenture.

(u)    Except as otherwise set forth herein and in the 2024 Notes, the terms of the 2024 Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the TIA.

Section 5.    Creation and Authorization of the Series of 2025 Notes.

(a)    There is hereby created and authorized a Series of Notes to be issued under the Indenture designated as the “4.600% Senior Notes due 2025.”

(b)    The 2025 Notes shall be the Company’s senior unsecured obligations and will rank equally with all the Company’s other senior unsecured obligations from time to time outstanding.

(c)    The 2025 Notes shall be substantially in the form attached hereto as Exhibit D, the terms and provisions of which shall constitute a part of, and are hereby expressly incorporated in, the Indenture.

(d)    The 2025 Notes are to be issued initially in an aggregate principal amount of $1,000,000,000; provided, however, that the aggregate principal amount of the 2025 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2025 Notes.

(e)    The initial offering price to the public of the 2025 Notes shall be 99.714% of the principal amount of the 2025 Notes.

(f)    The 2025 Notes will mature on November 1, 2025, subject to the provisions of the Indenture relating to acceleration.

(g)    The 2025 Notes will bear interest from October 22, 2018, or from the most recent interest payment date to which interest has been paid or duly provided for, at a rate of 4.600% per annum, payable semi-annually on May 1 and November 1 of each year, beginning on May 1, 2019, to the Persons in whose names the 2025 Notes are registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day).

(h)    The amount of interest payable on the 2025 Notes will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any day on which interest is payable on the 2025 Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

(i)    Principal and interest on the 2025 Notes are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in the Global Notes.

(j)    The Company will be required to offer to purchase all of the 2025 Notes upon the occurrence of a Change of Control Triggering Event pursuant to the terms set forth in Section 10.

(k)    Prior to September 1, 2025, the Company will have the right to redeem the 2025 Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2025 Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the 2025 Notes to be redeemed that would be due if the 2025 Notes matured on September 1, 2025 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.250% plus accrued interest on the 2025 Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

(l)    On or after September 1, 2025, the Company will have the right to redeem the 2025 Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2025 Notes to be redeemed plus accrued interest on the 2025 Notes to be redeemed to, but not including, the date of redemption.

(m)    Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of 2025 Notes to be redeemed.

(n)    The 2025 Notes will not be subject to, nor have the benefit of, any sinking fund.

(o)    The 2025 Notes will not be exchangeable for or convertible into common shares of the Company or any other security.

(p)    The 2025 Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(q)    The 2025 Notes are to be issued in fully registered form and shall be issued initially as Global Notes. Beneficial owners of interests in the 2025 Notes may exchange such interests in accordance with the Indenture and the terms of the 2025 Notes.

(r)    The “Depositary” with respect to the 2025 Notes will initially be The Depository Trust Company.

(s)    The Trustee, initial Paying Agent and Registrar for the 2025 Notes will be Wells Fargo Bank, National Association, and the initial place of payment will be the office or agency of the Trustee located at MAC N9300-070, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415, Attn: Corporate Trust Operations.

(t)    Article 8 of the Base Indenture shall be applicable to the 2025 Notes. The covenants described in Sections 10, 11, 12 and 13 of this Second Supplemental Indenture shall be subject to the covenant defeasance option set forth in Section 8.03 of the Base Indenture.

(u)    Except as otherwise set forth herein and in the 2025 Notes, the terms of the 2025 Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the TIA.

Section 6.    Creation and Authorization of the Series of 2028 Notes.

(a)    There is hereby created and authorized a Series of Notes to be issued under the Indenture designated as the “4.850% Senior Notes due 2028.”

(b)    The 2028 Notes shall be the Company’s senior unsecured obligations and will rank equally with all the Company’s other senior unsecured obligations from time to time outstanding.

(c)    The 2028 Notes shall be substantially in the form attached hereto as Exhibit E, the terms and provisions of which shall constitute a part of, and are hereby expressly incorporated in, the Indenture.

(d)    The 2028 Notes are to be issued initially in an aggregate principal amount of $1,300,000,000; provided, however, that the aggregate principal amount of the 2028 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2028 Notes.

(e)    The initial offering price to the public of the 2028 Notes shall be 99.967% of the principal amount of the 2028 Notes.

(f)    The 2028 Notes will mature on November 1, 2028, subject to the provisions of the Indenture relating to acceleration.

(g)    The 2028 Notes will bear interest from October 22, 2018, or from the most recent interest payment date to which interest has been paid or duly provided for, at a rate of 4.850% per annum, payable semi-annually on May 1 and November 1 of each year, beginning on May 1, 2019, to the Persons in whose names the 2028 Notes are registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day).

(h)    The amount of interest payable on the 2028 Notes will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any day on which interest is payable on the 2028 Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

(i)    Principal and interest on the 2028 Notes are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in the Global Notes.

(j)    The Company will be required to offer to purchase all of the 2028 Notes upon the occurrence of a Change of Control Triggering Event pursuant to the terms set forth in Section 10.

(k)    Prior to August 1, 2028, the Company will have the right to redeem the 2028 Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2028 Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the 2028 Notes to be redeemed that would be due if the 2028 Notes matured on August 1, 2028 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.300% plus accrued interest on the 2028 Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

(l)    On or after August 1, 2028, the Company will have the right to redeem the 2028 Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2028 Notes to be redeemed plus accrued interest on the 2028 Notes to be redeemed to, but not including, the date of redemption.

(m)    Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of 2028 Notes to be redeemed.

(n)    The 2028 Notes will not be subject to, nor have the benefit of, any sinking fund.

(o)    The 2028 Notes will not be exchangeable for or convertible into common shares of the Company or any other security.

(p)    The 2028 Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(q)    The 2028 Notes are to be issued in fully registered form and shall be issued initially as Global Notes. Beneficial owners of interests in the 2028 Notes may exchange such interests in accordance with the Indenture and the terms of the 2028 Notes.

(r)    The “Depositary” with respect to the 2028 Notes will initially be The Depository Trust Company.

(s)    The Trustee, initial Paying Agent and Registrar for the 2028 Notes will be Wells Fargo Bank, National Association, and the initial place of payment will be the office or agency of the Trustee located at MAC N9300-070, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415, Attn: Corporate Trust Operations.

(t)    Article 8 of the Base Indenture shall be applicable to the 2028 Notes. The covenants described in Sections 10, 11, 12 and 13 of this Second Supplemental Indenture shall be subject to the covenant defeasance option set forth in Section 8.03 of the Base Indenture.

(u)    Except as otherwise set forth herein and in the 2028 Notes, the terms of the 2028 Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the TIA.

Section 7.    Creation and Authorization of the Series of 2038 Notes.

(a)    There is hereby created and authorized a Series of Notes to be issued under the Indenture designated as the “5.300% Senior Notes due 2038.”

(b)    The 2038 Notes shall be the Company’s senior unsecured obligations and will rank equally with all the Company’s other senior unsecured obligations from time to time outstanding.

(c)    The 2038 Notes shall be substantially in the form attached hereto as Exhibit F, the terms and provisions of which shall constitute a part of, and are hereby expressly incorporated in, the Indenture.

(d)    The 2038 Notes are to be issued initially in an aggregate principal amount of $1,000,000,000; provided, however, that the aggregate principal amount of the 2038 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2038 Notes.

(e)    The initial offering price to the public of the 2038 Notes shall be 99.583% of the principal amount of the 2038 Notes.

(f)    The 2038 Notes will mature on November 1, 2038, subject to the provisions of the Indenture relating to acceleration.

(g)    The 2038 Notes will bear interest from October 22, 2018, or from the most recent interest payment date to which interest has been paid or duly provided for, at a rate of 5.300% per annum, payable semi-annually on May 1 and November 1 of each year, beginning on May 1, 2019, to the Persons in whose names the 2038 Notes are registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day).

(h)    The amount of interest payable on the 2038 Notes will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any day on which interest is payable on the 2038 Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

(i)    Principal and interest on the 2038 Notes are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in the Global Notes.

(j)    The Company will be required to offer to purchase all of the 2038 Notes upon the occurrence of a Change of Control Triggering Event pursuant to the terms set forth in Section 10.

(k)    Prior to May 1, 2038, the Company will have the right to redeem the 2038 Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2038 Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the 2038 Notes to be redeemed that would be due if the 2038 Notes matured on May 1, 2038 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.300% plus accrued interest on the 2038 Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

(l)    On or after May 1, 2038, the Company will have the right to redeem the 2038 Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2038 Notes to be redeemed plus accrued interest on the 2038 Notes to be redeemed to, but not including, the date of redemption.

(m)    Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of 2038 Notes to be redeemed.

(n)    The 2038 Notes will not be subject to, nor have the benefit of, any sinking fund.

(o)    The 2038 Notes will not be exchangeable for or convertible into common shares of the Company or any other security.

(p)    The 2038 Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(q)    The 2038 Notes are to be issued in fully registered form and shall be issued initially as Global Notes. Beneficial owners of interests in the 2038 Notes may exchange such interests in accordance with the Indenture and the terms of the 2038 Notes.

(r)    The “Depositary” with respect to the 2038 Notes will initially be The Depository Trust Company.

(s)    The Trustee, initial Paying Agent and Registrar for the 2038 Notes will be Wells Fargo Bank, National Association, and the initial place of payment will be the office or agency of the Trustee located at MAC N9300-070, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415, Attn: Corporate Trust Operations.

(t)    Article 8 of the Base Indenture shall be applicable to the 2038 Notes. The covenants described in Sections 10, 11, 12 and 13 of this Second Supplemental Indenture shall be subject to the covenant defeasance option set forth in Section 8.03 of the Base Indenture.

(u)    Except as otherwise set forth herein and in the 2038 Notes, the terms of the 2038 Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the TIA.

Section 8.    Creation and Authorization of the Series of 2048 Notes.

(a)    There is hereby created and authorized a Series of Notes to be issued under the Indenture designated as the “5.400% Senior Notes due 2048.”

(b)    The 2048 Notes shall be the Company’s senior unsecured obligations and will rank equally with all the Company’s other senior unsecured obligations from time to time outstanding.

(c)    The 2048 Notes shall be substantially in the form attached hereto as Exhibit G, the terms and provisions of which shall constitute a part of, and are hereby expressly incorporated in, the Indenture.

(d)    The 2048 Notes are to be issued initially in an aggregate principal amount of $1,000,000,000; provided, however, that the aggregate principal amount of the 2048 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2048 Notes.

(e)    The initial offering price to the public of the 2048 Notes shall be 99.498% of the principal amount of the 2048 Notes.

(f)    The 2048 Notes will mature on November 1, 2048, subject to the provisions of the Indenture relating to acceleration.

(g)    The 2048 Notes will bear interest from October 22, 2018, or from the most recent interest payment date to which interest has been paid or duly provided for, at a rate of 5.400% per annum, payable semi-annually on May 1 and November 1 of each year, beginning on May 1, 2019, to the Persons in whose names the 2048 Notes are registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day).

(h)    The amount of interest payable on the 2048 Notes will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any day on which interest is payable on the 2048 Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

(i)    Principal and interest on the 2048 Notes are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in the Global Notes.

(j)    The Company will be required to offer to purchase all of the 2048 Notes upon the occurrence of a Change of Control Triggering Event pursuant to the terms set forth in Section 10.

(k)    Prior to May 1, 2048, the Company will have the right to redeem the 2048 Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2048 Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the 2048 Notes to be redeemed that would be due if the 2048 Notes matured on May 1, 2048 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.350% plus accrued interest on the 2048 Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

(l)    On or after May 1, 2048, the Company will have the right to redeem the 2048 Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2048 Notes to be redeemed plus accrued interest on the 2048 Notes to be redeemed to, but not including, the date of redemption.

(m)    Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of 2048 Notes to be redeemed.

(n)    The 2048 Notes will not be subject to, nor have the benefit of, any sinking fund or mandatory redemption obligation.

(o)    The 2048 Notes will not be exchangeable for or convertible into common shares of the Company or any other security.

(p)    The 2048 Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(q)    The 2048 Notes are to be issued in fully registered form and shall be issued initially as Global Notes. Beneficial owners of interests in the 2048 Notes may exchange such interests in accordance with the Indenture and the terms of the 2048 Notes.

(r)    The “Depositary” with respect to the 2048 Notes will initially be The Depository Trust Company.

(s)    The Trustee, initial Paying Agent and Registrar for the 2048 Notes will be Wells Fargo Bank, National Association, and the initial place of payment will be the office or agency of the Trustee located at MAC N9300-070, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415, Attn: Corporate Trust Operations.

(t)    Article 8 of the Base Indenture shall be applicable to the 2048 Notes. The covenants described in Sections 10, 11, 12 and 13 of this Second Supplemental Indenture shall be subject to the covenant defeasance option set forth in Section 8.03 of the Base Indenture.

(u)    Except as otherwise set forth herein and in the 2048 Notes, the terms of the 2048 Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the TIA.

Section 9.    Special Mandatory Redemption.

(a)    If (i) the Merger is not consummated on or prior to April 1, 2019, or (ii) prior to April 1, 2019, the Merger Agreement is terminated, other than in connection with the consummation of the Merger (each referred to as a “Special Mandatory Redemption Event”), the Company will be obligated to redeem all of the Special Mandatory Redemption Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the applicable Special Mandatory Redemption Notes, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than five Business Days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed, with a copy to the Trustee, to each holder at its registered address (such date of notification to the Holders, the “Special Mandatory Redemption Notice Date”). The notice will inform Holders that the Special Mandatory Redemption Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 30 days from the Special Mandatory Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), and that all of the outstanding Special Mandatory Redemption Notes will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the Special Mandatory Redemption Notes. At or prior to 12:00 p.m., New York City time, on the Business Day immediately preceding the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price for the Special Mandatory Redemption Notes. If such deposit is made as provided above, the Special Mandatory Redemption Notes will cease to bear interest on and after the Special Mandatory Redemption Date.

(b)    The 2048 Notes are not subject to the provisions of this Section 9.

(c)    Upon the occurrence of the consummation of the Merger, the foregoing provisions of this Section 9 will cease to apply.

Section 10.    Purchase of Notes upon a Change of Control Triggering Event.

(a)    If a Change of Control Triggering Event occurs with respect to a Series of Notes and (i) the Company has not exercised its option to redeem such Notes in accordance with the terms of this Second Supplemental Indenture and (ii) no Special Mandatory Redemption Event has occurred, the Company shall be required to make an offer (a “Change of Control Offer”) to each Holder of the applicable Series of Notes to repurchase all or any part (equal to $2,000 and any integral multiples of $1,000 in excess thereof, provided that any portion not repurchased shall be in a principal amount of at least $2,000) of such Holder’s of the applicable Series of Notes on the terms set forth herein. In a Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the applicable Series of Notes to be repurchased, plus accrued and unpaid interest, if any, on the applicable Series of Notes to be repurchased to, but not including, the date of repurchase (a “Change of Control Payment”), subject to the rights of the Holders of the applicable Series of Notes on the relevant record date to receive interest due on the relevant interest payment date.

(b)    Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall deliver to Holders of the applicable Series of Notes, with a copy of such notice delivered to the Trustee, describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is delivered, other than as may be required by law (a “Change of Control Payment Date”). The notice shall, if delivered prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

(c)    Any exercise by a Holder of its election to accept the Change of Control Offer shall be irrevocable. The Change of Control Offer may be accepted for less than the entire principal amount of such Note, but in that event the principal amount of such Note remaining outstanding after repurchase must be equal to $2,000 or an integral multiple of $1,000 in excess thereof.

(d)    On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)    accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer and not validly withdrawn;

(ii)    deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not validly withdrawn; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted for repurchase together with an Officer’s Certificate stating the aggregate principal amount of the Notes or portions of Notes being repurchased and that all conditions precedent to the repurchase by the Company of the applicable Series of Notes pursuant to the Change of Control Offer have been met.

(e)    The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all of the applicable Series of Notes properly tendered and not withdrawn under its offer.

(f)    The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the applicable Series of Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the applicable Series of Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the applicable Series of Notes by virtue of any such conflict.

Section 11.    Limitation on Liens.

(a)    The Company will not itself, and will not permit any Consolidated Subsidiary to, issue, assume or guarantee any Indebtedness, if such Indebtedness is secured by mortgage, pledge, security interest or other lien or encumbrance (any mortgage, pledge, security interest or other lien or encumbrance being hereinafter in this Section 11 referred to as a “Lien”) upon or with respect to any Principal Property or on the capital stock of any Consolidated Subsidiary that owns Principal Property (unless all obligations and indebtedness thereby secured are held by the Company or a Consolidated Subsidiary) without making effective provision whereby the Notes shall be secured by such Lien equally and ratably with any and all other obligations and indebtedness thereby secured; provided, however, that the foregoing restrictions shall not be applicable to:

(i)    Any Lien existing on any Principal Property on October 8, 1990;

(ii)    Any Lien created by a Consolidated Subsidiary in favor of the Company or any wholly-owned Consolidated Subsidiary securing Indebtedness of such Consolidated Subsidiary to the Company or to a wholly-owned Consolidated Subsidiary;

(iii)    Any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

(iv)    Any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company or a Consolidated Subsidiary and not created in contemplation of such event;

(v)    Any Lien on any asset existing at the time of acquisition thereof by the Company or any Consolidated Subsidiary and not created in contemplation of such event;

(vi)    Any Lien on any asset or any improvement thereof securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset or the making of any improvement thereof; provided that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof or the making of such improvement; and provided, further, that the principal amount of the Indebtedness secured by any such Lien, together with all other Indebtedness secured by a Lien on such property, shall not exceed the purchase price of such property or the cost of such improvement;

(vii)    Any Lien incurred in connection with pollution control, industrial revenue or any similar financing;

(viii)    Any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of clauses (i) through (vii) above; provided that such Indebtedness is not increased and is not secured by any additional assets; and

(ix)    Liens arising in the ordinary course of business of the Company or any Consolidated Subsidiary which (A) do not secure Indebtedness and (B) do not in the aggregate materially detract from the value of the assets of the Company or such Consolidated Subsidiary, as the case may be, or materially impair the use thereof, in the operation of the Company’s or such Consolidated Subsidiary’s business.

(b)    Notwithstanding the provisions of subsection (a) of this Section 11, the Company or any Consolidated Subsidiary may issue, assume or guarantee Indebtedness secured by a Lien which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other such Indebtedness of the Company and its Consolidated Subsidiaries and the Attributable Debt in respect of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions not subject to the limitation contained in Section 12), does not at the time exceed ten percent (10%) of Consolidated Net Tangible Assets, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company.

Section 12.    Limitation on Sale and Lease-Back Transactions. The Company will not, nor will it permit any Consolidated Subsidiary to, enter into any arrangement with any Person (other than the Company) providing for the leasing by the Company or a Consolidated Subsidiary of any Principal Property (except for temporary leases for a term of not more than three years), which property has been or is to be sold or transferred by the Company or such Consolidated Subsidiary to such Person (herein referred to as a “Sale and Lease-Back Transaction”), unless (a) the net proceeds to the Company or such Consolidated Subsidiary from such sale or transfer equal or exceed the fair value (as determined by the Board of Directors of the Company) of the property so leased, (b) the Company or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a Lien on the property to be leased pursuant to Section 11, or (c) the Company shall, and in any such case the Company covenants that it will, apply an amount equal to the fair value (as determined by the Board of Directors of the Company) of the property so leased to the retirement (other than any mandatory retirement), within ninety (90) days of the effective date of any such Sale and Lease-Back Transaction, of Funded Indebtedness of the Company.

Section 13.    Reports by the Company.

(a)    The Company shall file with the Trustee, within fifteen (15) days after the Company is required to file the same with the SEC, after giving effect to any grace period provided by Rule 12b-25 under the Exchange Act, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) that the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if

the Company is not required to file information, documents or reports pursuant to either of such sections, then the Company shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC and within fifteen (15) days after such information, documents or reports are due with respect to a non-accelerated filer and after giving effect to any grace period provided by Rule 12b-25 under the Exchange Act, such information, documents or reports that may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. Notwithstanding the foregoing, (i) the Company will be deemed to have furnished such information, documents or reports referred to above to the Trustee if the Company has filed such information, documents or reports with the SEC via the EDGAR filing system (or any successor system) or, if at any time the Company is no longer subject to reporting under Section 13 or 15(d) of the Exchange Act and is not permitted to file such information, documents or reports with the SEC, if the Company posts such information, documents or reports on the Company’s publicly available website and (ii) if at any time the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will not be deemed to have failed to comply with any of its obligations under this Section 13(a) until thirty (30) days after the date any information, document or report hereunder is required to be filed with the Trustee.

(b)    Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants under the Indenture or this Second Supplemental Indenture (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The Trustee shall have no obligation whatsoever to determine whether or not such information, documents or reports have been filed pursuant to the EDGAR filing system (or its successor) or postings to any website have occurred.

Section 14.    Effect of Second Supplemental Indenture. The provisions of this Second Supplemental Indenture are intended to supplement those of the Indenture as in effect immediately prior to the execution and delivery hereof. The Indenture shall remain in full force and effect except to the extent that the provisions of the Indenture are expressly modified by the terms of this Second Supplemental Indenture.

Section 15.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 16.    Trustee Not Responsible for Recitals or Issuance of Notes. The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Second Supplemental Indenture or of the Notes other than with respect to the Trustee’s authentication of the Notes and execution of this Second Supplemental Indenture. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. Neither the Trustee nor any Paying Agent shall be responsible for monitoring the Company’s rating status, making any request upon any Rating Agency, or determining whether any Rating Event with respect to the Notes has occurred.

Section 17.    Conflict with TIA. If any provision of this Second Supplemental Indenture limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be a part of and govern this Second Supplemental Indenture, the latter provisions shall control. If any provision of this Second Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Second Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 18.    Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or PDF may be used in lieu of the originals and shall be deemed to be their original signatures for all purposes.

[The remainder of this page is left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

CONAGRA BRANDS, INC.

By:	/s/ Johan Nystedt
Name:	Johan Nystedt
Title:	Vice President, Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Gregory S. Clarke
Name:	Gregory S. Clarke
Title:	Vice President

Exhibit A

Form of Global 2020 Floating Rate Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

CONAGRA BRANDS, INC.

Floating Rate Note due 2020

No. [ ]	CUSIP: 205887 BX9
$[ ]	ISIN: US205887BX94

Conagra Brands, Inc., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [        ] DOLLARS ($[        ]), or such other principal sum as shall be set forth in the Schedule of Increases or Decreases attached hereto, on October 22, 2020, and to pay interest thereon (computed on the basis of the actual number of days in each quarterly interest period and a 360-day year), quarterly on January 22, April 22, July 22 and October 22, beginning on January 22, 2019, on said principal amount at a rate equal to three-month LIBOR plus 0.750% per annum, from the January 22, April 22, July 22 or October 22, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid on this Note or duly provided for, in which case from October 22, 2018 until payment of said principal sum has been made or duly provided for. The interest, so payable on January 22, April 22, July 22 and October 22 shall, subject to certain exceptions provided in the Indenture referred to herein, be paid to the Person in whose name this Note is registered at the close of business on each January 7, April 7, July 7 and October 7 preceding the applicable interest payment date, whether or not a Business Day. Notwithstanding the foregoing, in the event that any day (other than the maturity date) on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding Business Day and interest shall accrue to, but not including, the date interest is paid; provided that if such next succeeding Business Day does not occur in the calendar month of the relevant interest payment date, payment shall be made on the Business Day immediately preceding the interest payment date. The initial interest period is October 22, 2018 through, but not including, January 22, 2019.

This Note shall accrue interest at a variable rate reset each interest period as described below. The interest rate for this Note for a particular interest period shall be a per annum rate equal to the three-month LIBOR as determined on the applicable interest determination date by the calculation agent appointed by the Company, which initially will be the Trustee, plus 0.750%. The interest rate on this Note shall be reset on the first day of each interest period other than the initial interest period, each such date an “interest reset date.” An interest period is the period commencing on an interest payment date (or, in the case of the initial interest period, commencing on the date that this Note is issued) and ending on the day immediately preceding the next interest payment date or the maturity date, as the case may be; provided that if the Company shall default in the payment of interest due on such January 22, April 22, July 22 or October 22, then this Note shall bear interest from the next preceding January 22, April 22, July 22 or October 22, to which interest has been paid or duly provided for or, if no interest has been paid on this Note or duly provided for, from October 22, 2018. The interest determination date for an interest period shall be the second London Banking Day preceding the first day of such interest period. The initial interest determination date for the initial interest period shall be October 18, 2018.

Principal and interest on this Note are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in this Global Note, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. At the option of the Company, interest may be paid by check to the Person entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other Person entitled thereto against surrender of this Note.

This Note is one of a duly authorized issue of notes (hereinafter called the “Securities”) of the Company of the Series hereinafter specified, which Series is as of the date of original issuance of this Note limited in the aggregate principal amount to $525,000,000, all such Securities issued or to be issued under and pursuant to an Indenture dated as of October 12, 2017, as supplemented by a Second Supplemental Indenture dated as of October 22, 2018 (hereinafter referred to as the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (hereinafter referred to as the “Trustee” which term shall also include any successor or co-trustee under the Indenture), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in currencies other than Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of Global Notes (each a “Global Note”) which represent all of the Company’s Floating Rate Notes due 2020 (the “Notes”). Provided the Company complies with the requirements of the Indenture, the Company may, without the consent of the Holders of the Notes, create and issue additional senior debt securities ranking equally with the Notes and otherwise similar in all respects (except for the date of issuance and, under certain circumstances, the initial interest payment date, the date from which interest thereon will begin to accrue and the issue price) so that the Notes and the additional senior debt securities would form a single Series of Securities under the Indenture.

On or after October 22, 2019, the Company will have the right to redeem the Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed.

The Notes are subject to special mandatory redemption, on the terms set forth in the Indenture.

The Notes will not be subject to, nor have the benefit of, a sinking fund.

If a Change of Control Triggering Event occurs, the Company shall be required to make an offer to each Holder of the Notes to repurchase such Holder’s Notes on the terms set forth in the Indenture.

The Indenture contains provisions for defeasance and discharge at the Company’s option of the entire principal of all the Securities of any Series upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be declared, or shall ipso facto become, as applicable, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or elimination of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, of all Series to be affected thereby, voting together as a single class. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount of the Securities of all Series at the time outstanding with respect to which an Event of Default shall have occurred and be continuing voting together as a single class may on behalf of the Holders of all the Securities of such Series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

This Note is a Global Note registered in the name of Cede & Co., as nominee of the Depositary. Beneficial interests in this Note will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and the participants of the Depositary. Except as described below, Notes in certificated form will not be issued in exchange for this Global Note.

If the Depositary for the Notes represented by this Global Note is at any time unwilling or unable to continue as Depositary or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within ninety (90) days or an Event of Default has occurred and is continuing with respect to the Notes, the Company shall issue such Notes in definitive form in exchange for this Global Note. In addition, the Company may at any time and in its sole discretion, but subject to the procedures of the Depositary, determine not to have the Notes represented by one or more Global Notes and, in such event, shall issue Notes in definitive form in exchange for the Global Note or Notes representing the Notes.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess of $2,000.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

The Company, the Trustee and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided, subject to the record date provisions of this Note, and for all other purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, nor be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 22, 2018

CONAGRA BRANDS, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

This is one of the Securities of the Series designated herein and referred to in the within mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Title:	Authorized Signatory

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)		Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 10 of the Second Supplemental Indenture, please sign below. If you want to elect to have only part of the Note purchased by the Company, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit B

Form of Global 2021 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

CONAGRA BRANDS, INC.

3.800% Senior Note due 2021

No. [ ]	CUSIP: 205887 BZ4
$[ ]	ISIN: US205887BZ43

Conagra Brands, Inc., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [        ] DOLLARS ($[        ]), or such other principal sum as shall be set forth in the Schedule of Increases or Decreases attached hereto, on October 22, 2021, and to pay interest thereon at a rate equal to 3.800% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), semi-annually on April 22 and October 22, beginning on April 22, 2019. The interest, so payable on April 22 and October 22 shall, subject to certain exceptions provided in the Indenture referred to herein, be paid to the Person in whose name this Note is registered at the close of business on the preceding April 7 or October 7, as the case may be (whether or not a Business Day). Notwithstanding the foregoing, in the event that any day on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

Principal and interest on this Note are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in this Global Note, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. At the option of the Company, interest may be paid by check to the Person entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other Person entitled thereto against surrender of this Note.

This Note is one of a duly authorized issue of notes (hereinafter called the “Securities”) of the Company of the Series hereinafter specified, which Series is as of the date of original issuance of this Note limited in the aggregate principal amount to $1,200,000,000, all such Securities issued or to be issued under and pursuant to an Indenture dated as of October 12, 2017, as supplemented by a Second Supplemental Indenture dated as of October 22, 2018 (hereinafter referred to as the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (hereinafter referred to as the “Trustee” which term shall also include any successor or co-trustee under the Indenture), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in currencies other than Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of Global Notes (each a “Global Note”) which represent all of the Company’s 3.800% Notes due 2021 (the “Notes”). Provided the Company complies with the requirements of the Indenture, the Company may, without the consent of the Holders of the Notes, create and issue additional senior debt securities ranking equally with the Notes and otherwise similar in all respects (except for the date of issuance and, under certain circumstances, the initial interest payment date, the date from which interest thereon will begin to accrue and the issue price) so that the Notes and the additional senior debt securities would form a single Series of Securities under the Indenture.

The Company will have the right to redeem the Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.150% plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption.

The Notes are subject to special mandatory redemption, on the terms set forth in the Indenture.

The Notes will not be subject to, nor have the benefit of, a sinking fund.

If a Change of Control Triggering Event occurs, the Company shall be required to make an offer to each Holder of the Notes to repurchase such Holder’s Notes on the terms set forth in the Indenture.

The Indenture contains provisions for defeasance and discharge at the Company’s option of the entire principal of all the Securities of any Series upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be declared, or shall ipso facto become, as applicable, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or elimination of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, of all Series to be affected thereby, voting together as a single class. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount of the Securities of all Series at the time outstanding with respect to which an Event of Default shall have occurred and be continuing voting together as a single class may on behalf of the Holders of all the Securities of such Series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

This Note is a Global Note registered in the name of Cede & Co., as nominee of the Depositary. Beneficial interests in this Note will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and the participants of the Depositary. Except as described below, Notes in certificated form will not be issued in exchange for this Global Note.

If the Depositary for the Notes represented by this Global Note is at any time unwilling or unable to continue as Depositary or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within ninety (90) days or an Event of Default has occurred and is continuing with respect to the Notes, the Company shall issue such Notes in definitive form in exchange for this Global Note. In addition, the Company may at any time and in its sole discretion, but subject to the procedures of the Depositary, determine not to have the Notes represented by one or more Global Notes and, in such event, shall issue Notes in definitive form in exchange for the Global Note or Notes representing the Notes.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess of $2,000.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

The Company, the Trustee and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided, subject to the record date provisions of this Note, and for all other purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, nor be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 22, 2018

CONAGRA BRANDS, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

This is one of the Securities of the Series designated herein and referred to in the within mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Title:	Authorized Signatory

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)		Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 10 of the Second Supplemental Indenture, please sign below. If you want to elect to have only part of the Note purchased by the Company, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit C

Form of Global 2024 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

CONAGRA BRANDS, INC.

4.300% Senior Note due 2024

No. [ ]	CUSIP: 205887 CA8
$[ ]	ISIN: US205887CA82

Conagra Brands, Inc., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [        ] DOLLARS ($[        ]), or such other principal sum as shall be set forth in the Schedule of Increases or Decreases attached hereto, on May 1, 2024, and to pay interest thereon at a rate equal to 4.300% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), semi-annually on May 1 and November 1, beginning on May 1, 2019. The interest, so payable on May 1 and November 1 shall, subject to certain exceptions provided in the Indenture referred to herein, be paid to the Person in whose name this Note is registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day). Notwithstanding the foregoing, in the event that any day on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

Principal and interest on this Note are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in this Global Note, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. At the option of the Company, interest may be paid by check to the Person entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other Person entitled thereto against surrender of this Note.

This Note is one of a duly authorized issue of notes (hereinafter called the “Securities”) of the Company of the Series hereinafter specified, which Series is as of the date of original issuance of this Note limited in the aggregate principal amount to $1,000,000,000, all such Securities issued or to be issued under and pursuant to an Indenture dated as of October 12, 2017, as supplemented by a Second Supplemental Indenture dated as of October 22, 2018

(hereinafter referred to as the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (hereinafter referred to as the “Trustee” which term shall also include any successor or co-trustee under the Indenture), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in currencies other than Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of Global Notes (each a “Global Note”) which represent all of the Company’s 4.300% Notes due 2024 (the “Notes”). Provided the Company complies with the requirements of the Indenture, the Company may, without the consent of the Holders of the Notes, create and issue additional senior debt senior debt securities ranking equally with the Notes and otherwise similar in all respects (except for the date of issuance and, under certain circumstances, the initial interest payment date, the date from which interest thereon will begin to accrue and the issue price) so that the Notes and the additional senior debt securities would form a single Series of Securities under the Indenture.

Prior to April 1, 2024, the Company will have the right to redeem the Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Series of Notes matured on April 1, 2024 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.200% plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

On or after April 1, 2024, the Company will have the right to redeem the Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

The Notes are subject to special mandatory redemption, on the terms set forth in the Indenture.

The Notes will not be subject to, nor have the benefit of, a sinking fund.

If a Change of Control Triggering Event occurs, the Company shall be required to make an offer to each Holder of the Notes to repurchase such Holder’s Notes on the terms set forth in the Indenture.

The Indenture contains provisions for defeasance and discharge at the Company’s option of the entire principal of all the Securities of any Series upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be declared, or shall ipso facto become, as applicable, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or elimination of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, of all Series to be affected thereby, voting together as a single class. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount of the Securities of all Series at the time outstanding with respect to which an Event of Default shall have occurred and be continuing voting together as a single class may on behalf of the Holders of all the Securities of such Series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

This Note is a Global Note registered in the name of Cede & Co., as nominee of the Depositary. Beneficial interests in this Note will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and the participants of the Depositary. Except as described below, Notes in certificated form will not be issued in exchange for this Global Note.

If the Depositary for the Notes represented by this Global Note is at any time unwilling or unable to continue as Depositary or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within 90 days or an Event of Default has occurred and is continuing with respect to the Notes, the Company shall issue such Notes in definitive form in exchange for this Global Note. In addition, the Company may at any time and in its sole discretion, but subject to the procedures of the Depositary, determine not to have the Notes represented by one or more Global Notes and, in such event, shall issue Notes in definitive form in exchange for the Global Note or Notes representing the Notes.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess of $2,000.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

The Company, the Trustee and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided, subject to the record date provisions of this Note, and for all other purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, nor be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 22, 2018

CONAGRA BRANDS, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Dated:

This is one of the Securities of the
Series designated herein and referred to in the within mentioned Indenture.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:
Title:	Authorized Signatory

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)		Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 10 of the Second Supplemental Indenture, please sign below. If you want to elect to have only part of the Note purchased by the Company, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit D

Form of Global 2025 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

CONAGRA BRANDS, INC.

4.600% Senior Note due 2025

No. [ ]	CUSIP: 205887 CB6
$[ ]	ISIN: US205887CB65

Conagra Brands, Inc., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [        ] DOLLARS ($[        ]), or such other principal sum as shall be set forth in the Schedule of Increases or Decreases attached hereto, on November 1, 2025, and to pay interest thereon at a rate equal to 4.600% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), semi-annually on May 1 and November 1, beginning on May 1, 2019. The interest, so payable on May 1 and November 1 shall, subject to certain exceptions provided in the Indenture referred to herein, be paid to the Person in whose name this Note is registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day). Notwithstanding the foregoing, in the event that any day on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

Principal and interest on this Note are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in this Global Note, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. At the option of the Company, interest may be paid by check to the Person entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other Person entitled thereto against surrender of this Note.

This Note is one of a duly authorized issue of notes (hereinafter called the “Securities”) of the Company of the Series hereinafter specified, which Series is as of the date of original issuance of this Note limited in the aggregate principal amount to $1,000,000,000, all such Securities issued or to be issued under and pursuant to an Indenture dated as of October 12, 2017, as supplemented by a Second Supplemental Indenture dated as of October 22, 2018

(hereinafter referred to as the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (hereinafter referred to as the “Trustee” which term shall also include any successor or co-trustee under the Indenture), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in currencies other than Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of Global Notes (each a “Global Note”) which represent all of the Company’s 4.600% Notes due 2025 (the “Notes”). Provided the Company complies with the requirements of the Indenture, the Company may, without the consent of the Holders of the Notes, create and issue additional senior debt senior debt securities ranking equally with the Notes and otherwise similar in all respects (except for the date of issuance and, under certain circumstances, the initial interest payment date, the date from which interest thereon will begin to accrue and the issue price) so that the Notes and the additional senior debt securities would form a single Series of Securities under the Indenture.

Prior to September 1, 2025, the Company will have the right to redeem the Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Series of Notes matured on September 1, 2025 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.250% plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

On or after September 1, 2025, the Company will have the right to redeem the Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

The Notes are subject to special mandatory redemption, on the terms set forth in the Indenture.

The Notes will not be subject to, nor have the benefit of, a sinking fund.

If a Change of Control Triggering Event occurs, the Company shall be required to make an offer to each Holder of the Notes to repurchase such Holder’s Notes on the terms set forth in the Indenture.

The Indenture contains provisions for defeasance and discharge at the Company’s option of the entire principal of all the Securities of any Series upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be declared, or shall ipso facto become, as applicable, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or elimination of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, of all Series to be affected thereby, voting together as a single class. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount of the Securities of all Series at the time outstanding with respect to which an Event of Default shall have occurred and be continuing voting together as a single class may on behalf of the Holders of all the Securities of such Series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

This Note is a Global Note registered in the name of Cede & Co., as nominee of the Depositary. Beneficial interests in this Note will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and the participants of the Depositary. Except as described below, Notes in certificated form will not be issued in exchange for this Global Note.

If the Depositary for the Notes represented by this Global Note is at any time unwilling or unable to continue as Depositary or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within 90 days or an Event of Default has occurred and is continuing with respect to the Notes, the Company shall issue such Notes in definitive form in exchange for this Global Note. In addition, the Company may at any time and in its sole discretion, but subject to the procedures of the Depositary, determine not to have the Notes represented by one or more Global Notes and, in such event, shall issue Notes in definitive form in exchange for the Global Note or Notes representing the Notes.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess of $2,000.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

The Company, the Trustee and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided, subject to the record date provisions of this Note, and for all other purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, nor be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 22, 2018

CONAGRA BRANDS, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

This is one of the Securities of the Series designated herein and referred to in the within mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Title:	Authorized Signatory

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)		Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 10 of the Second Supplemental Indenture, please sign below. If you want to elect to have only part of the Note purchased by the Company, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit E

Form of Global 2028 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

CONAGRA BRANDS, INC.

4.850% Senior Note due 2028

No. [ ]	CUSIP: 205887 CC4
$[ ]	ISIN: US205887CC49

Conagra Brands, Inc., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [        ] DOLLARS ($[        ]), or such other principal sum as shall be set forth in the Schedule of Increases or Decreases attached hereto, on November 1, 2028, and to pay interest thereon at a rate equal to 4.850% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), semi-annually on May 1 and November 1, beginning on May 1, 2019. The interest, so payable on May 1 and November 1 shall, subject to certain exceptions provided in the Indenture referred to herein, be paid to the Person in whose name this Note is registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day). Notwithstanding the foregoing, in the event that any day on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

Principal and interest on this Note are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in this Global Note, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. At the option of the Company, interest may be paid by check to the Person entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other Person entitled thereto against surrender of this Note.

This Note is one of a duly authorized issue of notes (hereinafter called the “Securities”) of the Company of the Series hereinafter specified, which Series is as of the date of original issuance of this Note limited in the aggregate principal amount to $1,300,000,000, all such Securities issued or to be issued under and pursuant to an Indenture dated as of October 12, 2017, as supplemented by a Second Supplemental Indenture dated as of October 22, 2018

(hereinafter referred to as the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (hereinafter referred to as the “Trustee” which term shall also include any successor or co-trustee under the Indenture), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in currencies other than Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of Global Notes (each a “Global Note”) which represent all of the Company’s 4.850% Notes due 2028 (the “Notes”). Provided the Company complies with the requirements of the Indenture, the Company may, without the consent of the Holders of the Notes, create and issue additional senior debt senior debt securities ranking equally with the Notes and otherwise similar in all respects (except for the date of issuance and, under certain circumstances, the initial interest payment date, the date from which interest thereon will begin to accrue and the issue price) so that the Notes and the additional senior debt securities would form a single Series of Securities under the Indenture.

Prior to August 1, 2028, the Company will have the right to redeem the Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Series of Notes matured on August 1, 2028 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.300% plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

On or after August 1, 2028, the Company will have the right to redeem the Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

The Notes are subject to special mandatory redemption, on the terms set forth in the Indenture.

The Notes will not be subject to, nor have the benefit of, a sinking fund.

If a Change of Control Triggering Event occurs, the Company shall be required to make an offer to each Holder of the Notes to repurchase such Holder’s Notes on the terms set forth in the Indenture.

The Indenture contains provisions for defeasance and discharge at the Company’s option of the entire principal of all the Securities of any Series upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be declared, or shall ipso facto become, as applicable, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or elimination of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, of all Series to be affected thereby, voting together as a single class. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount of the Securities of all Series at the time outstanding with respect to which an Event of Default shall have occurred and be continuing voting together as a single class may on behalf of the Holders of all the Securities of such Series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

This Note is a Global Note registered in the name of Cede & Co., as nominee of the Depositary. Beneficial interests in this Note will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and the participants of the Depositary. Except as described below, Notes in certificated form will not be issued in exchange for this Global Note.

If the Depositary for the Notes represented by this Global Note is at any time unwilling or unable to continue as Depositary or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within 90 days or an Event of Default has occurred and is continuing with respect to the Notes, the Company shall issue such Notes in definitive form in exchange for this Global Note. In addition, the Company may at any time and in its sole discretion, but subject to the procedures of the Depositary, determine not to have the Notes represented by one or more Global Notes and, in such event, shall issue Notes in definitive form in exchange for the Global Note or Notes representing the Notes.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess of $2,000.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

The Company, the Trustee and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided, subject to the record date provisions of this Note, and for all other purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, nor be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 22, 2018

CONAGRA BRANDS, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Dated:

This is one of the Securities of the Series designated herein and referred to in the within mentioned Indenture.

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Trustee

By:
Title:	Authorized Signatory

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)		Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 10 of the Second Supplemental Indenture, please sign below. If you want to elect to have only part of the Note purchased by the Company, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit F

Form of Global 2038 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

CONAGRA BRANDS, INC.

5.300% Senior Note due 2038

No. [ ]	CUSIP: 205887 CD2
$[ ]	ISIN: US205887CD22

Conagra Brands, Inc., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [        ] DOLLARS ($[        ]), or such other principal sum as shall be set forth in the Schedule of Increases or Decreases attached hereto, on November 1, 2038, and to pay interest thereon at a rate equal to 5.300% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), semi-annually on May 1 and November 1, beginning on May 1, 2019. The interest, so payable on May 1 and November 1 shall, subject to certain exceptions provided in the Indenture referred to herein, be paid to the Person in whose name this Note is registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day). Notwithstanding the foregoing, in the event that any day on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

Principal and interest on this Note are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in this Global Note, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. At the option of the Company, interest may be paid by check to the Person entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other Person entitled thereto against surrender of this Note.

This Note is one of a duly authorized issue of notes (hereinafter called the “Securities”) of the Company of the Series hereinafter specified, which Series is as of the date of original issuance of this Note limited in the aggregate principal amount to $1,000,000,000, all such Securities issued or to be issued under and pursuant to an Indenture dated as of October 12, 2017, as supplemented by a Second Supplemental Indenture dated as of October 22, 2018

(hereinafter referred to as the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (hereinafter referred to as the “Trustee” which term shall also include any successor or co-trustee under the Indenture), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in currencies other than Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of Global Notes (each a “Global Note”) which represent all of the Company’s 5.300% Notes due 2038 (the “Notes”). Provided the Company complies with the requirements of the Indenture, the Company may, without the consent of the Holders of the Notes, create and issue additional senior debt senior debt securities ranking equally with the Notes and otherwise similar in all respects (except for the date of issuance and, under certain circumstances, the initial interest payment date, the date from which interest thereon will begin to accrue and the issue price) so that the Notes and the additional senior debt securities would form a single Series of Securities under the Indenture.

Prior to May 1, 2038, the Company will have the right to redeem the Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Series of Notes matured on May 1, 2038 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.300% plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

On or after May 1, 2038, the Company will have the right to redeem the Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

The Notes are subject to special mandatory redemption, on the terms set forth in the Indenture.

The Notes will not be subject to, nor have the benefit of, a sinking fund.

If a Change of Control Triggering Event occurs, the Company shall be required to make an offer to each Holder of the Notes to repurchase such Holder’s Notes on the terms set forth in the Indenture.

The Indenture contains provisions for defeasance and discharge at the Company’s option of the entire principal of all the Securities of any Series upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be declared, or shall ipso facto become, as applicable, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or elimination of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, of all Series to be affected thereby, voting together as a single class. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount of the Securities of all Series at the time outstanding with respect to which an Event of Default shall have occurred and be continuing voting together as a single class may on behalf of the Holders of all the Securities of such Series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

This Note is a Global Note registered in the name of Cede & Co., as nominee of the Depositary. Beneficial interests in this Note will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and the participants of the Depositary. Except as described below, Notes in certificated form will not be issued in exchange for this Global Note.

If the Depositary for the Notes represented by this Global Note is at any time unwilling or unable to continue as Depositary or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within 90 days or an Event of Default has occurred and is continuing with respect to the Notes, the Company shall issue such Notes in definitive form in exchange for this Global Note. In addition, the Company may at any time and in its sole discretion, but subject to the procedures of the Depositary, determine not to have the Notes represented by one or more Global Notes and, in such event, shall issue Notes in definitive form in exchange for the Global Note or Notes representing the Notes.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess of $2,000.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

The Company, the Trustee and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided, subject to the record date provisions of this Note, and for all other purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, nor be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 22, 2018

CONAGRA BRANDS, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Dated:

This is one of the Securities of the Series designated herein and referred to in the within mentioned Indenture.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:
Title:	Authorized Signatory

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)		Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 10 of the Second Supplemental Indenture, please sign below. If you want to elect to have only part of the Note purchased by the Company, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Exhibit G

Form of Global 2048 Note

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

CONAGRA BRANDS, INC.

5.400% Senior Note due 2048

No. [ ]	CUSIP: 205887 CE0
$[ ]	ISIN: US205887CE05

Conagra Brands, Inc., a Delaware corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [        ] ($[        ]), or such other principal sum as shall be set forth in the Schedule of Increases or Decreases attached hereto, on November 1, 2048, and to pay interest thereon at a rate equal to 5.400% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), semi-annually on May 1 and November 1, beginning on May 1, 2019. The interest, so payable on May 1 and November 1 shall, subject to certain exceptions provided in the Indenture referred to herein, be paid to the Person in whose name this Note is registered at the close of business on the preceding April 15 or October 15, as the case may be (whether or not a Business Day). Notwithstanding the foregoing, in the event that any day on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such date.

Principal and interest on this Note are payable at the Corporate Trust Office of the Trustee, except as otherwise provided in this Global Note, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. At the option of the Company, interest may be paid by check to the Person entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other Person entitled thereto against surrender of this Note.

This Note is one of a duly authorized issue of notes (hereinafter called the “Securities”) of the Company of the Series hereinafter specified, which Series is as of the date of original issuance of this Note limited in the aggregate principal amount to $1,000,000,000, all such Securities issued or to be issued under and pursuant to an Indenture dated as of October 12, 2017, as supplemented by a Second Supplemental Indenture dated as of October 22, 2018

(hereinafter referred to as the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (hereinafter referred to as the “Trustee” which term shall also include any successor or co-trustee under the Indenture), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in currencies other than Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of Global Notes (each a “Global Note”) which represent all of the Company’s 5.400% Notes due 2048 (the “Notes”). Provided the Company complies with the requirements of the Indenture, the Company may, without the consent of the Holders of the Notes, create and issue additional senior debt securities ranking equally with the Notes and otherwise similar in all respects (except for the date of issuance and, under certain circumstances, the initial interest payment date, the date from which interest thereon will begin to accrue and the issue price) so that the Notes and the additional senior debt securities would form a single Series of Securities under the Indenture.

Prior to May 1, 2048, the Company will have the right to redeem the Notes in whole or in part, at its option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Series of Notes matured on May 1, 2048 (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.350% plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

On or after May 1, 2048, the Company will have the right to redeem the Notes in whole or in part, at its option any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest on the Notes to be redeemed to, but not including, the date of redemption. Notice of any redemption will be mailed by first class mail or otherwise delivered in accordance with applicable procedures of The Depository Trust Company at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

The Notes will not be subject to, nor have the benefit of, any sinking fund or mandatory redemption obligation.

If a Change of Control Triggering Event occurs, the Company shall be required to make an offer to each Holder of the Notes to repurchase such Holder’s Notes on the terms set forth in the Indenture.

The Indenture contains provisions for defeasance and discharge at the Company’s option of the entire principal of all the Securities of any Series upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of all the Notes may be declared, or shall ipso facto become, as applicable, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification or elimination of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, of all Series to be affected thereby, voting together as a single class. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount of the Securities of all Series at the time outstanding with respect to which an Event of Default shall have occurred and be continuing voting together as a single class may on behalf of the Holders of all the Securities of such Series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

This Note is a Global Note registered in the name of Cede & Co., as nominee of the Depositary. Beneficial interests in this Note will be shown on, and transfers thereof will be effected only through, records maintained by the Depositary and the participants of the Depositary. Except as described below, Notes in certificated form will not be issued in exchange for this Global Note.

If the Depositary for the Notes represented by this Global Note is at any time unwilling or unable to continue as Depositary or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within 90 days or an Event of Default has occurred and is continuing with respect to the Notes, the Company shall issue such Notes in definitive form in exchange for this Global Note. In addition, the Company may at any time and in its sole discretion, but subject to the procedures of the Depositary, determine not to have the Notes represented by one or more Global Notes and, in such event, shall issue Notes in definitive form in exchange for the Global Note or Notes representing the Notes.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess of $2,000.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

The Company, the Trustee and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided, subject to the record date provisions of this Note, and for all other purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, nor be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 22, 2018

CONAGRA BRANDS, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Dated:

This is one of the Securities of the Series designated herein and referred to in the within mentioned Indenture.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:
Title:	Authorized Signatory

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)		Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 10 of the Second Supplemental Indenture, please sign below. If you want to elect to have only part of the Note purchased by the Company, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).